UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):

August 10, 2012
___________________________________________

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Wyman Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events

    As previously reported, in June 2012, Thermo Fisher Scientific Inc. (the “Company”) announced that in an effort to exit a non-core business, the Company’s senior management made a decision to pursue a sale of its laboratory workstations business, part of the Laboratory Products and Services segment. The Company expects to complete such a transaction by June 2013. The Company has reclassified the laboratory workstations business as discontinued operations. The results of operations for the laboratory workstations business were reported as discontinued operations for each period presented in the Company’s second quarter 2012 Quarterly Report on Form 10-Q filed with the SEC on August 3, 2012.

    Exhibit 99.1 of this Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”), which was filed with the Securities and Exchange Commission on February 29, 2012, to reflect the reclassification of the laboratory workstations business as discontinued operations. The reclassification had no effect on the Company’s historical reported net income or earnings per share.

    The information set forth in Exhibit 99.1 continues to report and disclose information as of February 29, 2012, the date the 2011 Form 10-K was filed, and the Company has not updated or amended the disclosures contained therein to reflect events that have occurred since the filing of the 2011 Form 10-K, or modified or updated those disclosures in any way other than as required to reflect the laboratory workstations business as discontinued operations. Accordingly, Exhibit 99.1 should be read in conjunction with the Company’s filings made with the SEC subsequent to the filing of the 2011 Form 10-K.

    This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investors” section of our Website under the heading “SEC Filings.”  Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to:  the need to develop new products and adapt to significant technological change; implementation of strategies for improving internal growth; general worldwide economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; the effect of laws and regulations governing government contracts; and the effect of competing with certain of our customers and suppliers. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits

(d)        Exhibits

            23.1                  Consent of PricewaterhouseCoopers LLP
             99.1                   Form 10-K Item 6. Selected Financial Data,
                                       Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results
                                            of Operations, and
                                        Form 10-K Item 8. Financial Statements and Schedule
             101.INS     XBRL Instance Document.
            101.SCH           XBRL Taxonomy Extension Schema Document.
             101.CAL   XBRL Taxonomy Calculation Linkbase Document.
             101.DEF    XBRL Taxonomy Definition Linkbase Document.
             101.LAB   XBRL Taxonomy Label Linkbase Document.
             101.PRE    XBRL Taxonomy Presentation Linkbase Document.

Attached as Exhibit 101 to this report are the following formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets at December 31, 2011, and 2010 (ii) Consolidated Statements of Income for the years ended December 31, 2011, 2010 and 2009, (iii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2011, 2010 and 2009, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009, (v) Consolidated Statement of Shareholders’ Equity for the years ended December 31, 2011, 2010 and 2009 and (vi) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 10th day of August, 2012.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Peter E. Hornstra
Peter E. Hornstra
Vice President and Chief Accounting Officer